EXHIBIT 21

LIST OF SUBSIDIARIES

The following is a list of certain subsidiaries (greater than 50% owned) of the registrant and their respective states or countries of incorporation:

1388368 Ontario Inc. (Ontario)	Cinergy Mexico Limited, LLC (Delaware)
3036243 Nova Scotia Company (Canada—Nova Scotia)	Cinergy Mexico Marketing & Trading, LLC (Delaware)
Advance SC LLC (South Carolina)	Cinergy Origination & Trade, LLC (Delaware)
Aguaytia Energy del Peru S.R. Ltda (Peru)	Cinergy Power Generation Services, LLC (Delaware)
Aguaytia Energy, LLC (Delaware)	Cinergy Power Investments, Inc. (Ohio)
Antelope Ridge Gas Processing Plant	Cinergy Receivables Company LLC (Delaware)
Attiki Denmark ApS (Denmark)	Cinergy Retail Power General, Inc. (Texas)
Bison Insurance Company Limited (Bermuda)	Cinergy Retail Power Limited, Inc. (Delaware)
Brown County Landfill Gas Associates, L.P. (Delaware)	Cinergy Retail Power, L.P. (Delaware)
Brownsville Power I, LLC (Delaware)	Cinergy Risk Solutions Ltd. (Vermont)
BSPE General, LLC (Texas)	Cinergy Solutions—Utility, Inc. (Delaware)
BSPE Holdings, LLC (Delaware)	Cinergy Solutions Limited Partnership (Ontario)
BSPE Limited, LLC (Delaware)	Cinergy Solutions Partners, LLC (Delaware)
BSPE, L.P. (Delaware)	Cinergy Technology, Inc. (Indiana)
Cadence Network, Inc. (Delaware)	Cinergy Two, Inc. (Delaware)
Caldwell Power Company (North Carolina)	Cinergy UK, Inc. (Delaware)
Catawba Manufacturing and Electric Power Company (North Carolina)	Cinergy Wholesale Energy, Inc. (Ohio)
Centra Gas Toluca S. de R.L. de C.V. (Mexico)	Cinergy-Centrus Communications, Inc. (Delaware)
CGP Global Greece Holdings, SA (Greece)	Cinergy-Centrus, Inc. (Delaware)
Cinergy Capital & Trading, Inc. (Indiana)	CinFuel Resources, Inc. (Delaware)
Cinergy Climate Change Investments, LLC (Delaware)	CinPower I, LLC (Delaware)
Cinergy Corp. (Delaware)	Claiborne Energy Services, Inc. (Louisiana)
Cinergy General Holdings, LLC (Delaware)	Comercializadora Duke Energy de Centro America, Limitada (Guatemala)
Cinergy Global (Cayman) Holdings, Inc. (Cayman Islands)	Commercial Electricity Supplies Limited (England)
Cinergy Global Ely, Inc. (Delaware)	Compania de Servicios de Compresion de Campeche, S.A. de C.V. (Mexico)
Cinergy Global Hellas S.A. (Greece)	Countryside Landfill Gasco, LLC (Delaware)
Cinergy Global Holdings, Inc. (Delaware)	CRE, LLC (Delaware)
Cinergy Global Power (UK) Limited (England)	CSCC Holdings Limited Partnership (Canada - British Columbia)
Cinergy Global Power Africa (Proprietary) Limited (South Africa)	CSGP General, LLC (Texas)
Cinergy Global Power Iberia, S.A. (Spain)	CSGP Limited, LLC (Delaware)
Cinergy Global Power Services Limited (London, England)	CSGP of Southeast Texas, LLC (Delaware)
Cinergy Global Power, Inc. (Delaware)	CSGP Services, L.P. (Delaware)
Cinergy Global Resources, Inc. (Delaware)	CST General, LLC (Texas)
Cinergy Global Trading Limited (England)	CST Green Power, L.P. (Delaware)
Cinergy Global Tsavo Power (Cayman Islands)	CST Limited, LLC (Delaware)
Cinergy Holdings BV (Netherlands)	CTE Petrochemicals Company (Cayman Islands)
Cinergy Investments, Inc. (Delaware)	D/FD Holdings, LLC (Delaware)
Cinergy Limited Holdings, LLC (Delaware)	D/FD Operating Services LLC (Delaware)
Cinergy Mexico General, LLC (Delaware)	DE Fossil-Hydro Engineering, Inc. (North Carolina)
Cinergy Mexico Holdings, LP (Delaware)	DE Marketing Canada Ltd. (Canadian Federal)

DE Nuclear Engineering, Inc. (North Carolina)	Duke Energy Carolinas Plant Operations, LLC (Delaware)
DE Operating Services, LLC (Delaware)	Duke Energy Carolinas, LLC (North Carolina)
DE Power Generating, LLC (Delaware)	Duke Energy Development Pty Ltd (Australia)
DEGS Biogas, Inc. (Delaware)	Duke Energy Egenor S. en C. por A. (Peru)
DEGS EPCOM College Park, LLC (Delaware)	Duke Energy Electroquil Partners (Delaware)
DEGS GASCO, LLC (Delaware)	Duke Energy Engineering, Inc. (Ohio)
DEGS O&M, LLC (Delaware)	Duke Energy Finance Canada Limited Partnership (Alberta, Canada)
DEGS of Boca Raton, LLC (Delaware)	Duke Energy Fossil-Hydro California, Inc. (Delaware)
DEGS of Cincinnati, LLC (Ohio)	Duke Energy Fossil-Hydro, LLC (Delaware)
DEGS of Delta Township, LLC (Delaware)	Duke Energy Generating S.A. (Argentina)
DEGS of Lansing, LLC (Delaware)	Duke Energy Generation Services Holding Company, Inc. (Delaware)
DEGS of Monaca, LLC (Delaware)	Duke Energy Generation Services, Inc. (Delaware)
DEGS of Narrows, LLC (Delaware)	Duke Energy Global Markets, Inc. (Nevada)
DEGS of Oklahoma, LLC (Delaware)	Duke Energy Greenleaf, LLC (Delaware)
DEGS of Parlin, LLC (Delaware)	Duke Energy Group Holdings, LLC (Delaware)
DEGS of Philadelphia, LLC (Delaware)	Duke Energy Group, LLC (Delaware)
DEGS of Rock Hill, LLC (Delaware)	Duke Energy Hydrocarbons Canada Limited Partnership (Canada)
DEGS of San Diego, Inc. (Delaware)	Duke Energy Hydrocarbons Investments Ltd. (Canada—Alberta)
DEGS of Shreveport, LLC (Delaware)	Duke Energy Indiana, Inc. (Indiana)
DEGS of South Charleston, LLC (Delaware)	Duke Energy Industrial Sales, LLC (Delaware)
DEGS of St. Bernard, LLC (Delaware)	Duke Energy Interamerican Holding Company LDC (Cayman Islands)
DEGS of St. Paul, LLC (Delaware)	Duke Energy International (Europe) Holdings ApS (Denmark)
DEGS of Tuscola, Inc. (Delaware)	Duke Energy International (Europe) Limited (United Kingdom)
Delta Township Utilities, LLC (Delaware)	Duke Energy International Argentina Holdings (Cayman Islands)
DENA Asset Partners, L.P. (Delaware)	Duke Energy International Argentina Marketing/Trading (Bermuda) Ltd. (Bermuda)
DENA Partners Holding, LLC (Delaware)	Duke Energy International Asia Pacific Ltd. (Bermuda)
DETM Marketing Northeast, LLC (Delaware)	Duke Energy International Bolivia Holdings No. 1, LLC (Delaware)
DETMI Management, Inc. (Colorado)	Duke Energy International Bolivia Investments No. 1 Limited (Cayman Islands)
Dixilyn-Field (Nigeria) Limited (Nigeria)	Duke Energy International Bolivia Investments No. 2 Limited (Cayman Islands)
Dixilyn-Field Drilling Company (Delaware)	Duke Energy International Brasil Commercial, Ltda. (Brazil)
Dixilyn-Field International Drilling Company, S.A. (Panama)	Duke Energy International Brasil Holdings, LLC (Delaware)
DTMSI Management Ltd. (Alberta, Canada)	Duke Energy International Brazil Holdings Ltd. (Bermuda)
Duke Broadband, LLC (Delaware)	Duke Energy International del Ecuador Cia. Ltda. (Ecuador)
Duke Canada Ltd. (Alberta, Canada)	Duke Energy International El Salvador Comercializadora de El Salvador, S.A. de C.V. (El Salvador)
Duke Capital Partners, LLC (Delaware)	Duke Energy International El Salvador Investments No. 1 Ltd (Bermuda)
Duke Communication Services Caribbean Ltd. (Bermuda)	Duke Energy International El Salvador Investments No. 1 y Cia. S. enC. de C.V. (El Salvador)
Duke Communication Services, Inc. (North Carolina)	Duke Energy International El Salvador, S en C de CV (El Salvador)
Duke Communications Holdings, Inc. (Delaware)	Duke Energy International Electroquil Holdings, LLC (Delaware)
Duke Energy Allowance Management, LLC (Delaware)	Duke Energy International Espana Holdings, S.L.U. (Spain)
Duke Energy Americas, LLC (Delaware)	Duke Energy International Finance (UK) Limited (United Kingdom)
Duke Energy Business Services LLC (Delaware)	Duke Energy International Guatemala Holdings No. 1, Ltd. (Bermuda)

Duke Energy International Guatemala Holdings No. 2, Ltd. (Bermuda)	Duke Energy Providence, LLC (Delaware)
Duke Energy International Guatemala Holdings No. 3 (Cayman Islands)	Duke Energy Receivables Finance Company, LLC (Delaware)
Duke Energy International Guatemala Limitada (Guatemala)	Duke Energy Registration Services, Inc. (Delaware)
Duke Energy International Guatemala y Compania Sociedad en Comandita por Acciones (Guatemala)	Duke Energy Retail Sales, LLC (Delaware)
Duke Energy International Investments No. 2 Ltd. (Bermuda)	Duke Energy Royal, LLC (Delaware)
Duke Energy International Latin America, Ltd. (Bermuda)	Duke Energy Services Canada Ltd. (Alberta, Canada)
Duke Energy International Mexico, S.A. de C.V. (Mexico)	Duke Energy Services Ireland Limited (Republic of Ireland)
Duke Energy International Netherlands Financial Services B.V. (Netherlands)	Duke Energy Services, Inc. (Delaware)
Duke Energy International Operaciones Guatemala Limitada (Guatemala)	Duke Energy Shared Services, Inc. (Delaware)
Duke Energy International Peru Inversiones No. 1, S.R.L. (Peru)	Duke Energy St. Francis, LLC (Delaware)
Duke Energy International Peru Investments No. 1, Ltd. (Bermuda)	Duke Energy Supply Chain Services, LLC (Delaware)
Duke Energy International PJP Holdings (Mauritius) Ltd. (Republic of Mauritius)	Duke Energy Trading and Marketing, LLC (Delaware)
Duke Energy International PJP Holdings, Ltd. (Bermuda)	Duke Energy Trading Exchange, LLC (Delaware)
Duke Energy International Pty Ltd (Australia)	Duke Engineering & Services (Europe) Inc. (Delaware)
Duke Energy International Services (UK) Limited (United Kingdom)	Duke Engineering & Services International, Inc. (Cayman Islands)
Duke Energy International Southern Cone SRL (Argentina)	Duke Investments, LLC (Delaware)
Duke Energy International Trading and Marketing (UK) Limited (United Kingdom)	Duke Java, Inc. (Nevada)
Duke Energy International Transmision Guatemala Limitada (Guatemala)	Duke Project Services Australia Pty Ltd (Australia)
Duke Energy International Uruguay Holdings, LLC (Delaware)	Duke Project Services, Inc. (North Carolina)
Duke Energy International Uruguay Investments, S.R.L. (Uruguay)	Duke Supply Network, LLC (Delaware)
Duke Energy International, Brasil Ltda. (Brazil)	Duke Technologies, Inc. (Delaware)
Duke Energy International, Geracao Paranapanema S.A. (Brazil)	Duke Trading Do Brasil Ltda. (Brazil)
Duke Energy International, LLC (Delaware)	Duke Ventures II, LLC (Delaware)
Duke Energy Kentucky, Inc. (Kentucky)	Duke Ventures, LLC (Nevada)
Duke Energy Lantana, LLC (Delaware)	Duke/Fluor Daniel (North Carolina)
Duke Energy Marketing America, LLC (Delaware)	Duke/Fluor Daniel Caribbean, S.E. (Puerto Rico)
Duke Energy Marketing Canada Corp. (Delaware)	Duke/Fluor Daniel El Salvador S.A. de C.V. (El Salvador)
Duke Energy Marketing Corp. (Nevada)	Duke/Fluor Daniel International (Nevada)
Duke Energy Marketing Limited Partnership (Alberta, Canada)	Duke/Fluor Daniel International Services (Nevada)
Duke Energy Merchant Finance, LLC (Delaware)	Duke/Fluor Daniel International Services (Trinidad) Ltd. (Trinidad and Tobago)
Duke Energy Merchants Investments (UK) Limited (England and Wales)	Duke/Louis Dreyfus LLC (Nevada)
Duke Energy Merchants Trading and Marketing (UK) Limited (England)	Duke-Cadence, Inc. (Indiana)
Duke Energy Merchants UK LLP (England and Wales)	DukeNet Communication Services, LLC (Delaware)
Duke Energy Merchants, LLC (Delaware)	DukeNet Communications, LLC (Delaware)
Duke Energy Moapa, LLC (Delaware)	Duke-Reliant Resources, Inc. (Delaware)
Duke Energy Murray Operating, LLC (Delaware)	DukeTec I, LLC (Delaware)
Duke Energy North America, LLC (Delaware)	DukeTec II, LLC (Delaware)
Duke Energy Ohio, Inc. (Ohio)	DukeTec, LLC (Delaware)
Duke Energy One, Inc. (Delaware)	Eastman Whipstock do Brasil Ltda. (Brazil)
Duke Energy Peru Holdings S.R.L. (Peru)	Eastman Whipstock, S.A. (Argentina)
Duke Energy Power Assets Holding, Inc. (Colorado)	Eastover Land Company (Kentucky)
Eastover Mining Company (Kentucky)	National Methanol Company (IBN SINA) (Saudi Arabia)
Electroguayas, Inc. (Cayman Islands)	NorthSouth Insurance Company Limited (Bermuda)

Electroquil, S.A. (Guayaquil, Ecuador)	Oak Mountain Products, LLC (Delaware)
Empresa Electrica Corani, S.A. (Bolivia)	Ohio River Valley Propane, LLC (Delaware)
Energy Pipelines International Company (Delaware)	P.I.D.C. Aguaytia, LLC (Delaware)
EnerVest Olanta, LLC (Texas)	Pan Service Company (Delaware)
Environmental Wood Supply, LLC (Minnesota)	PanEnergy Corp (Delaware)
Eteselva S. R. L. (Peru)	Peru Energy Holdings, LLC (Delaware)
eVent Resources Holdings LLC (Delaware)	Power Construction Services Pty Ltd. (Western Australia)
eVent Resources I LLC (Delaware)	Reliant Services, LLC (Indiana)
Fiber Link, LLC (Indiana)	Seahorse do Brasil Servicos Maritimos Ltda. (Brazil)
Fort Drum Cogenco, Inc. (New York)	South Construction Company, Inc. (Indiana)
Gas Integral S.R.L. (Peru)	South Houston Green Power, L.P. (Delaware)
Generadora La Laguna Duke Energy International Guatemala y Cia., S.C.A. (Guatemala)	Southeastern Energy Services, Inc. (Delaware)
GNE Holdings, LLC (Delaware)	Southern Power Company (North Carolina)
Green Power G.P., LLC (Texas)	Spruce Mountain Investments, LLC (Delaware)
Green Power Holdings, LLC (Delaware)	Spruce Mountain Products, LLC (Delaware)
Green Power Limited, LLC (Delaware)	St. Paul Cogeneration, LLC (Minnesota)
Greenville Gas and Electric Light and Power Company (South Carolina)	SUEZ/VWNA/DEGS of Lansing, LLC (Delaware)
Hidroelectrica Cerros Colorados, S.A. (Argentina)	SUEZ-DEGS of Lansing, LLC (Delaware)
IGC Aguaytia Partners, LLC (Cayman Islands)	SUEZ-DEGS of Orlando, LLC (Delaware)
II Tryon Investment Trading Society (North Carolina)	SUEZ-DEGS, LLC (Delaware)
Inversiones Duke Bolivia S.A. (Bolivia)	SYNCAP II, LLC (Delaware)
KO Transmission Company (Kentucky)	TEC Aguaytia, Ltd. (Bermuda)
Lansing Grand River Utilities, LLC (Delaware)	Termoselva S. R. L. (Peru)
LH1, LLC (Delaware)	Texas Eastern (Bermuda) Ltd. (Bermuda)
Lizacorp S.A. (Ecuador)	Texas Eastern Arabian Ltd. (Bermuda)
MCP, LLC (South Carolina)	Tri-State Improvement Company (Ohio)
Miami Power Corporation (Indiana)	UK Electric Power Limited (England)
Midlands Hydrocarbons (Bangladesh) Limited (England)	Wateree Power Company (South Carolina)
Morris Gasco, LLC (Delaware)	Western Carolina Power Company (North Carolina)
MP Supply, Inc. (North Carolina)